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                                                                   EXHIBIT 23.1

              CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

  We consent to the reference to our firm under the caption "Experts" and to the use of our report dated March 13, 1998 in Amendment No. 1 to the Registration Statement (Form S-1 No. 333-68345) and related Prospectus of Vignette Corporation for the registration of shares of its common stock.

                                          /s/ Ernst & Young LLP

Austin, Texas

January 11, 1999